EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT


To the Board of Directors of
KinderCare Learning Centers, Inc.:

We consent to the use of our report incorporated herein by reference.


KPMG PEAT MARWICK LLP

Atlanta, Georgia
June 19, 1998